                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         As independent petroleum engineers, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our estimates of reserves, included in the Annual Report on Form 10-K of Toreador Royalty Corporation for the fiscal year ended December 31, 1995.



/S/ HARLAN CONSULTING

HARLAN CONSULTING



Dallas, Texas
October 15, 1996